UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                            January 19, 2005
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            Date of Report (Date of earliest event reported)


                                CNF Inc.
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         (Exact name of registrant as specified in its charter)


Delaware                       1-5046                      94-1444798
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(State or other             (Commission               (IRS Employer
jurisdiction                File Number)            Identification No.)
of incorporation)


         3240 Hillview Avenue, Palo Alto, California     94304
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         (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code:
                             (650) 494-2900

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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 19, 2005, CNF Inc. issued a press release announcing that Chutta Ratnathicam, senior vice president and chief financial officer, has informed the company that he will retire effective March 31, 2005. The company expects to name a successor before Mr. Ratnathicam's retirement. A copy of this press release is filed with this report as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to such exhibit.



Item 9.01 Financial Statements and Exhibits

(c) Exhibits

    Exhibit No.      Description
    -----------      ----------------------------------------------------------
    99.1             Press release of CNF Inc. dated January 19, 2005,
                     announcing the retirement of Chutta Ratnathicam, senior vice president and chief financial officer, effective
                     March 31, 2005.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 19, 2005

                         CNF Inc.
                         (Registrant)

                         /s/ Jennifer W. Pileggi
                         ---------------------------
                         Jennifer W. Pileggi
                         Senior Vice President, General Counsel,
                         and Secretary